                             PROMISSORY NOTE

                            (INTEREST INCLUDED)


$9,428.52                    Tustin, California,                  April 20, 2000


        In installments and at the times hereinafter stated, for value received College Bound Student Alliance, Inc., ("CBSA") promises to pay to Constance J. Cooper ("Lender") or order, at 140 S. Beth Circle, Anaheim, California 92806-3831 the principal sum of Nine Thousand Four Hundred Twenty Eight and 52/100 Dollars, with interest from April 20, 2000 on the amounts of principal remaining from time to time unpaid, until said principal sum is paid, at the rate of 12.900 per cent, per annum. Principal and interest due in monthly installments of Two Hundred Twenty Seven and 94/100 Dollars,
($ 227.94), or more on the 1st day of each and every month, beginning on the 1st day of May, 2000 and continuing until said principal sum and the interest thereon has been fully paid.


The principal balance and accrued interest is due and payable to the Lender within fifteen (15) business days of CBSA's receipt of Four Million Dollars ($4,000,000) in private or public investor funding. In the event that CBSA's Four Million Dollars ($4,000,000) investor funding is not completed within three (3) years from the date of this note, all unpaid principal and accrued interest shall be due and payable in full on April 20, 2003.


This note shall be considered in default if not paid in full or if principal or accrued interest due to the Lender is not paid within seven (7) business days written notice. Should default occur, the entire amount of unpaid principal and accrued interest shall, at the option of the Lender, become immediately due and payable. Principal and interest payable in lawful money of the United States of America.


The undersigned agrees, in the event of default, to pay reasonable costs of collection, including attorney's fees incurred by the Lender, in connection with the collection of this Note. The undersigned hereby waives presentment, demand, protest, notice of protest, notice of dishonor, notice on nonpayment, and notice of any kind with respect to this Note or any guarantee of it.


This note is assignable by the Lender and the benefits and rights hereunder inure to the benefit of the Lender's assigns, heirs, and beneficiaries.


This note is secured by (i) two (2) separate Security Agreements of even date and are perfected by UCC-1 Financing Statements on file with the California Secretary of State, signed by College Bound Student Alliance, Inc. and College Foundation Planners, Inc., (ii) a CBSA, Irrevocable Stock Proxy of even date and (iii) a Pledge Agreement - Possessory Security Interest in Stock Certificates by CBSA of even date.



                                          College Bound Student Alliance, Inc.
                                          A Colorado Corporation



                                          /s/ Jerome M. Lapin, C.E.O.
                                          -------------------------------------
                                          Jerome M. Lapin, C.E.O.


                                          /s/ Janice A. Jones
                                          -------------------------------------
                                          Janice A. Jones, Corporate Secretary

                                  PROMISSORY NOTE

                                (INTEREST INCLUDED)



$25,860.41                       Tustin, California,             April 20, 2000


    In installments and at the times hereinafter stated, for value received College Bound Student Alliance, Inc., ("CBSA") promises to pay to Constance
J. Cooper ("Lender") or order, at 140 S. Beth Circle, Anaheim, California 92806-3831 the principal sum of Twenty Five Thousand Eight Hundred Sixty and 41/100 Dollars, with interest from April 20, 2000 on the amounts of principal remaining from time to time unpaid, until said principal sum is paid, at the rate of 10.125 per cent, per annum. Principal and interest due in monthly installments of Two Hundred Thirty and 57/100 Dollars, ($230.57), or more on the 1st day of each and every month, beginning on the 1st day of May, 2000 and continuing until said principal sum and the interest thereon has been fully paid.

The principal balance and accrued interest is due and payable to the Lender within fifteen (15) business days of CBSA's receipt of Four Million Dollars ($4,000,000) in private or public investor funding. In the event that CBSA's Four Million Dollars ($4,000,000) investor funding is not completed within three (3) years from the date of this note, all unpaid principal and accrued interest shall be due and payable in full on April 20, 2003.

This note shall be considered in default if not paid in full or if principal or accrued interest due to the Lender is not paid within seven business (7) days written notice. Should default occur, the entire amount of unpaid principal and accrued interest shall, at the option of the Lender, become immediately due and payable. Principal and interest payable in lawful money of the United States of America.

The undersigned agrees, in the event of default, to pay reasonable costs of collection, including attorney's fees incurred by the Lender, in connection with the collection of this Note. The undersigned hereby waives presentment, demand, protest, notice of protest, notice of dishonor, notice on nonpayment, and notice of any kind with respect to this Note or any guarantee of it.

This note is assignable by the Lender and the benefits and rights hereunder inure to the benefit of the Lender's assigns, heirs, and beneficiaries.

This note is secured by (i) two (2) separate Security Agreements of even date and are perfected by UCC-1 Financing Statements on file with the California Secretary of State, signed by College Bound Student Alliance, Inc. and College Foundation Planners, Inc., (ii) a CBSA, Irrevocable Stock Proxy of even date and (iii) a Pledge Agreement-Possessory Security Interest in Stock Certificates by CBSA of even date.


                                        College Bound Student Alliance, Inc.
                                        A Colorado Corporation


                                        /s/ Jerome M. Lapin
                                        ----------------------------
                                        Jerome M. Lapin, C.E.O.



                                        /s/ Janice A. Jones
                                        -----------------------------
                                        Janice A. Jones, Corporate Secretary

                                PROMISSORY NOTE

                              (INTEREST INCLUDED)

$206,251.70                    Tustin, California,               April 20, 2000

     In installments and at the times hereinafter stated, for value received College Bound Student Alliance, Inc., ("CBSA") promises to pay to Constance
J. Cooper ("Lender") or order, at 140 S. Beth Circle, Anaheim, California 92806-3831 the principal sum of Two Hundred Six Thousand Two Hundred Fifty One and 70/100 Dollars, with interest from April 20, 2000 on the amounts of principal remaining from time to time unpaid, until said principal sum is paid, at the rate of 7.125 per cent, per annum. Principal and interest due in monthly installments of One Thousand Four Hundred One and 33/100 Dollars, ($1,401.33), or more on the 1st day of each and every month, beginning on the 1st day of May, 2000 and continuing until said principal sum and the interest thereon has been fully paid.

The principal balance and accrued interest is due and payable to the Lender within fifteen (15) business days of CBSA's receipt of Four Million Dollars ($4,000,000) in private or public investor funding. In the event that CBSA's Four Million Dollars ($4,000,000) investor funding is not completed within three (3) years from the date of this note, all unpaid principal and accrued interest shall be due and payable in full on April 20, 2003.

This note shall be considered in default if not paid in full or if principal or accrued interest due to the Lender is not paid within seven (7) business days written notice. Should default occur, the entire amount of unpaid principal and accrued interest shall, at the option of the Lender, become immediately due and payable. Principal and interest payable in lawful money of the United States of America.

The undersigned agrees, in the event of default, to pay reasonable costs of collection, including attorney's fees incurred by the Lender, in connection with the collection of this Note. The undersigned hereby waives presentment, demand, protest, notice of protest, notice of dishonor, notice on nonpayment, and notice of any kind with respect to this Note or any guarantee of it.

This note is assignable by the Lender and the benefits and rights hereunder inure to the benefit of the Lender's assigns, heirs, and beneficiaries.

This note is secured by (i) two (2) separate Security Agreements of even date and are perfected by UCC-1 Financing Statements on file with the California Secretary of State, signed by College Bound Student Alliance, Inc. and College Foundation Planners, Inc., (ii) a CBSA, Irrevocable Proxy of even date and (iii) a Pledge Agreement -- Possessory Security Interest in Stock Certificates by CBSA of even date.

                                       College Bound Student Alliance, Inc.
                                       A Colorado Corporation

                                       /s/ Jerome M. Lapin
                                       ---------------------------------------
                                       Jerome M. Lapin, C.E.O.



                                       /s/ Janice A. Jones
                                       ---------------------------------------
                                       Janice A. Jones, Corporate Secretary

                             SECURITY AGREEMENT


         THIS AGREEMENT is made this 20th day of April 2000 by and between, College Bound Student Alliance, Inc., a Colorado corporation, hereinafter called DEBTOR, and Constance J. Cooper hereinafter called SECURED PARTY.

         DEBTOR, for a valuable consideration, receipt of which is hereby acknowledged, grants, conveys and transfers to SECURED PARTY, a (purchase money) security interest in the personal property located at 14081 South Yorba Street, Suites 106 and 112, Tustin, California 92780, hereinafter described in Exhibit A hereto, incorporated herein and made a part hereof, which personal property is hereafter called COLLATERAL, to secure payment of three (3) separate Promissory Notes from DEBTOR to SECURED PARTY dated
April 20, 2000 as follows, in the sum of Nine Thousand Four Hundred Twenty Eight and 52/100 Dollars ($9,428.52); Twenty Five Thousand Eight Hundred Sixty and 41/100 Dollars, ($25,860.41) and Two Hundred Six Thousand Two Hundred Fifty One and 70/100 Dollars ($206,251.70) or a total combined Promissory Note principal sum of Two Hundred Forty One Thousand Five Hundred Forty and 63/100 Dollars ($241,540.63), together with interest and/or carrying charges as therein provided.

         DEBTOR and SECURED PARTY do further mutually agree as follows:

         1. The COLLATERAL shall be kept and/or installed on or at the premises above designated and shall not be sold or removed without the written consent of the SECURED PARTY first had and obtained, except inventory sold by the DEBTOR in the ordinary course of his business and proceeds thereof which shall be deposited in DEBTOR'S bank account.

         2. DEBTOR shall not replace or make material alterations in the COLLATERAL without prior written consent of the SECURED PARTY first had and obtained.

         3. DEBTOR warrants that he has title to the COLLATERAL free of all liens and security interests except as created by this agreement.

         4. DEBTOR shall at his own expense keep the COLLATERAL insured in an amount not less than its full insurable value against loss by fire, vandalism and malicious mischief, storm, earthquake and extended coverage, and DEBTOR shall cause SECURED PARTY to be named loss payee in such insurance and furnish to SECURED PARTY written evidence thereof. Risk of loss to the COLLATERAL shall at all times be upon DEBTOR notwithstanding possession of the COLLATERAL or any part thereof by SECURED PARTY. DEBTOR waives the requirement of reasonable care imposed upon SECURED PARTY by Uniform Commercial Code Section 9207.

         5. DEBTOR shall permit SECURED PARTY at all reasonable times to enter upon the premises where the COLLATERAL is situated and inspect the same in person or by agent; any refusal to permit such entry and inspection shall be a breach of this Security Agreement.

         6. If the COLLATERAL or any part hereof is located on business premises for which any Municipal, County or State permit or license is required, the issuance of any citation, accusation or revocation of such permit or license shall be a breach of this Security Agreement.

         7. DEBTOR shall at his own expense make all reasonable necessary repairs to the COLLATERAL, keep the COLLATERAL free and clear of liens and encumbrances of any sort and pay all taxes, assessments and other charges made against the COLLATERAL.

         8. If the DEBTOR becomes insolvent, or a petition in bankruptcy or for appointment of a receiver or for any other relief under any law for the benefit of insolvents is filed by or against the DEBTOR, or the DEBTOR makes an assignment for the benefit of creditors, or the COLLATERAL is attached or levied upon, then any of the foregoing events shall be, at the option of the SECURED PARTY, a breach of this Security Agreement.

         9. If the COLLATERAL or any part thereof is located at premises leased to or rented by the DEBTOR, a failure of the DEBTOR's part to pay rent or otherwise abide by the terms, covenants and conditions under which he leases or occupies the premises shall be, at the election of the SECURED PARTY, a breach of this Security Agreement. Breach or default under the terms and conditions of that certain Lease Agreement by and between EMS Development and College Foundation Planners, Inc., dated July 12, 1999, shall be, at the election of the SECURED PARTY, a breach of this Security Agreement.

        10 SECURED PARTY may assign his rights or interest hereunder Upon such assignment, DEBTOR shall be obligated to render performance hereunder to said assignee. DEBTOR waives any and all claims or defenses assertable against the SECURED PARTY and subsequent assignees of SECURED PARTY except defenses which cannot be waived under the Uniform Commercial Code, and DEBTOR specifically waives his rights under Civil Code Section 1542.

    11. SECURED PARTY shall have the right upon default to give notice to and collect from any account-debtor of DEBTOR herein or obligor of an instrument under which DEBTOR herein has any rights. SECURED PARTY shall also have the right upon default to take control of any proceeds to which DEBTOR may be entitled tinder Uniform Commercial Code Section 9306.

    12. The COLLATERAL described in Exhibit A shall include without limitation the products and proceeds of the COLLATERAL as defined in Uniform Commercial Code Section 9306 (1).

    13. Except as limited by Uniform Commercial Code Section 9204 (4), the SECURED PARTY shall have a security interest in all personal property hereafter acquired by DEBTOR which personal property is the same or similar to the COLLATERAL described in Exhibit A.

    14. This SECURITY AGREEMENT also secures any and all renewals of the promissory note described hereinabove, the repayment of all sums and amounts that may be necessarily advanced or expended by the SECURED PARTY for the maintenance or preservation of the COLLATERAL, any and all other sums that may hereafter by advanced by the SECURED PARTY pursuant to the provisions hereof or for the benefit of or at the instance of the DEBTOR, and any and all other indebtness and obligations of DEBTOR to SECURED PARTY that may hereafter be incurred, to the total maximum extent and amount of a sum equal to ten times the original face amount of the promissory note referred to herein.

    15. DEBTOR agrees that should he become in default under or breach this Security Agreement, he will pay to SECURED PARTY all costs reasonable incurred by the SECURED PARTY for the purpose of enforcing his rights hereunder, including, but not limited to, the costs of locating the DEBTOR, costs of locating the COLLATERAL, foreclosure, or money damages, should any of such actions be commenced, and a reasonable fee for the services of any attorney should one be employed by the SECURED PARTY for consultation, drafting documents, sending notices or instituting, prosecuting or defending litigation.

    16. Should any paragraph, clause or provision of this Security Agreement be construed or interpreted by a Court of competent jurisdiction to be void, invalid or unenforceable, such decision shall affect only those paragraphs, clauses or provisions so construed or interpreted, and shall in no event affect the remaining paragraphs, clauses or provisions of this agreement which shall remain enforceable.

    17. Notices whenever required by this Security Agreement shall be deemed actually served upon deposit in any United States postal box, postage prepaid and properly addressed to the intended recipient.

    18. In the event of a breach by the DEBTOR of any provision of this Security Agreement or any of the terms of the promissory note secured hereby, following seven (7) business days notice to DEBTOR and the failure of DEBTOR to cure during said period, then the full balance of principal, interest and/or carrying charges under the promissory note shall immediately become due and payable at the option of the SECURED PARTY. No delay or omission by the SECURED PARTY to exercise any right or remedy accruing upon any breach shall impair any such right or remedy, nor shall it be construed to be a waiver of any such default or an acquiescence therein, nor shall it affect any subsequent default of the same or of a different nature

    19. Upon any breach of this Security Agreement by DEBTOR the SECURED PARTY may pursue any remedy available at law or in equity as the same shall from time to time be available under the laws then in force and in addition and not by way of limitation, the SECURED PARTY shall have the right to pursue any of the following remedies either separately, successively or concurrently, to wit

    (a) File suit and obtain judgment and in conjunction with said suit SECURED PARTY may avail himself of any and all ancillary remedies provided by law including but not limited to levy of attachment and garnishment.

    (b) With demand and without legal process take possession of the COLLATERAL. For this purpose DEBTOR authorizes SECURED PARTY to enter upon any premises where the COLLATERAL or any part hereof may be located and secure same by removing and changing locks if necessary. DEBTOR further agrees upon demand of SECURED PARTY to assemble and make the COLLATERAL available to the SECURED PARTY at the Bekins Van and Storage Company office nearest the place where the COLLATERAL was last kept. Upon taking or obtaining possession of the COLLATERAL the SECURED PARTY may:

        (1) Propose to retain the COLLATERAL in satisfaction of the obligation owing by the DEBTOR by giving notice of such proposal in accordance with Uniform Commercial Code Section 9505;

        (2) Sell the COLLATERAL at public or private sale in accordance with Uniform Commercial Code Section 9504

     (c) Without taking possession, sell, lease or otherwise dispose of the COLLATERAL at public or private sale in accordance with Uniform Commercial Code Section 9504. DEBTOR specifically covenants and agrees that he will remain liable for any deficiency permitted by law.

     20. This Security Agreement embodies the whole agreement between the parties and no representation warranty or guaranty has been made to DEBTOR which is not expressly set forth herein; all of the benefits hereof accruing to the SECURED PARTY shall accrue to his assignee, or any subsequent assignee, and DEBTOR waives as against any assignee all rights of recoupment, setoff counter-claim, or rights of enforcement which DEBTOR may have or might claim against SECURED PARTY and as to all parties, DEBTOR waives all statutes of limitation in any way affecting the time in which SECURED PARTY may enforce his rights hereunder or plead such rights in defense.

     21. This Security Agreement shall inure to the benefit of and shall be binding upon the heirs, legatees, executors, administrators, successors and assigns of the parties hereto. Words used in the masculine gender include the feminine and neuter; the singular number includes the plural and the plural includes the singular where the context of the agreement so requires. Time is of the essence of this agreement.

     22. EACH PARTY REPRESENTS THAT IT HAS BEEN ADVISED OF THE DESIRABILITY OF HAVING INDEPENDENT LEGAL ADVICE. PRIOR TO EXECUTION HEREOF, EACH PARTY HAS TAKEN SUCH TIME AS IT DEEMED NECESSARY TO CONSULT WITH INDEPENDENT LEGAL COUNSEL. EACH PARTY AGREES THAT IT HAS NOT RELIED ON ANY STATEMENTS AND/OR THE ADVICE OF ANY ESCROWHOLDER, BROKER OR PLEDGEHOLDER IN EXECUTING THIS AGREEMENT. IF THE TRANSACTION IS PART OF AN ESCROW, EACH PARTY HOLDS ESCROWHOLDER FOR THE TRANSACTION FREE AND HARMLESS FROM ANY LOSS OR LIABILITY SUSTAINED IN THE TRANSACTION OR THE EFFORTS TO ENFORCE ANY ASPECT OF THE TRANSACTION, THIS SECURITY AGREEMENT OR ANY OTHER AGREEMENTS BETWEEN THE PARTIES RESULTING FROM THE TRANSACTION. EACH PARTY ACKNOWLEDGES THAT THIS AGREEMENT IS A STANDARDIZED FORM AND MODIFICATIONS MAY BE SUITABLE FOR THE TRANSACTION WHICH HAVE NOT BEEN CONSIDERED.

     23. This Security Agreement shall be governed and interpreted under California law.

     24. The foregoing terms, conditions and provisions of this agreement have been read and are understood and agreed to by each of the parties hereto. Receipt of a copy of this Security Agreement is hereby acknowledged by each party hereto.

     25. The Collateral is further secured by information contained on a Financing (Form UCC-1) Statement on file with the California Secretary of State.

     IN WITNESS WHEREOF, the parties have signed this Agreement the day and year first above written at Tustin, California.


College Bound Student Alliance, Inc.


/s/ Jerome M. Lapin                      /s/ Constance J. Cooper
----------------------------------       -----------------------------------
y: Jerome M. Lapin, C.E.O.               Constance J. Cooper


/s/ Janice A. Jones
------------------------------------
Janice A. Jones, Corporate Secretary

Mailing Address: College Bound         Residence Address: Constance J. Cooper
                 Student Alliance, Inc.                   140 S. Beth Circle
                 5275 DTC Pkwy,                           Anaheim, CA 92806-3831
                 Suite 110
                 Englewood, CO 80111

                                   EXHIBIT A

All of the furniture and fixtures, equipment, accounts, contract rights, leasehold, leasehold improvements, collateral, inventory, tangible and intangible assets of College Foundation Planners, Inc. including trademarks, tradenames, computer systems, software, software contracts, receivables, cash in checking accounts, proceeds of the same or similar type hereinafter acquired by the Debtor located in the premises located at 14081 South Yorba Street, Suite 106, and 112 in the City of Tustin, County of Orange, State of California, as more specifically set forth, but not limited to those items set forth herein.